UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 2, 2025
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VOLATO GROUP, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-41104	86-2707040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1954 Airport Road, Suite 124
Chamblee, GA 30341
(Address of principal executive offices) (zip code)
844-399-8998
Registrant’s telephone number, including area code
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SOAR	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $287.50	SOARW	OTC Markets Group, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Auditor Change from Rose, Snyder & Jacobs LLP to Elliott Davis LLC

On April 2, 2025, the Audit Committee of the Board of Directors (the “Audit Committee”) of Volato Group, Inc. (the “Company”) approved the dismissal of Rose, Snyder & Jacobs LLP (“RSJ”) as the Company’s independent registered public accounting firm and also approved the appointment of Elliott Davis LLC (“Elliott Davis”) as the Company’s new independent registered public accounting firm.

The reports of RSJ on the Company’s consolidated financial statements as of and for the years ended December 31, 2024 and 2023 contained an explanatory paragraph relating to the Company’s ability to continue as a going concern. Other than this report modification, RSJ's reports on the Company’s financial statements for the fiscal years ended December 31, 2024 and December 31, 2023 contained no adverse opinions or disclaimers of opinions and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2024 and December 31, 2023, there were (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and RJS on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSJ, would have caused RJS to make reference to the subject matter of the disagreement in RJS's reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided RSJ with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that RSJ furnish it with a letter addressed to the U.S. Securities and Exchange Commission (“SEC”) stating whether RSJ agrees with the above disclosures and, if not, stating the respects in which RJS does not agree. A copy of RSJ’s letter to the SEC, dated April 04, 2025, is filed herewith as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2024 and December 31, 2023, neither the Company, nor anyone on its behalf, consulted with Elliott Davis regarding: (i) the application of accounting principles to a specified transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Elliott Davis concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).
Item 9.01.       Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

16.1	Letter from Rose, Snyder & Jacobs LLP, dated as of April 04, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 7, 2025

Volato Group, Inc.

By:	/s/ Mark Heinen
Name:	Mark Heinen
Title:	Chief Financial Officer